EXHIBIT 99.1

RPX Announces Second Quarter 2017 Financial Results

SAN FRANCISCO – August 1, 2017 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk and discovery management solutions, today announced its financial results for the second quarter ended June 30, 2017.

Highlights

Total revenue was $80.4 million, compared to $83.1 million in the second quarter of 2016.

•	Subscription revenue from patent risk management services—-including insurance—was $61.6 million, compared to $63.2 million in the prior year period.

•	Discovery services revenue was $18.8 million, compared to $19.3 million in the prior year period.

“We are pleased that our increased operational focus is already showing positive results, allowing us to exceed our adjusted EBITDA target on in-line revenues,” said Marty Roberts, Chief Executive Officer. “At the same time, we continue to develop strategic initiatives and opportunities to expand our service offering.”

Summary Results

GAAP net income for the second quarter was $4.2 million or $0.08 per diluted share, compared to $4.2 million or $0.08 per diluted share in the second quarter of 2016.

Non-GAAP net income for the second quarter, which excludes stock-based compensation, the amortization of acquired intangibles, fair value adjustments on deferred payment obligations, gains on extinguishment of deferred payment obligations, realized losses on exchange of short-term investments, and their related tax effects, was $9.2 million or $0.18 per diluted share, compared to $9.1 million or $0.18 per diluted share in the second quarter of 2016.

Non-GAAP adjusted EBITDA was $53.6 million for the second quarter of 2017, less net patent spend of $10.5 million, resulting in non-GAAP adjusted EBITDA less net patent spend, the Company's preferred measure of adjusted pre-tax free cash flow, of $43.1 million for the second quarter of 2017.

As of June 30, 2017, RPX's patent segment had more than 320 clients, consisting of patent risk management network members and insurance clients. The Company provides patent risk management services to more than 400 companies, including those insured under policies sold to venture funds and industry trade associations.

Net patent acquisition spend during the quarter totaled $10.5 million, and included 9 patent transactions.

As of June 30, 2017, RPX had cash, cash equivalents and short-term investments of $244.5 million and long-term debt of $91.7 million.

Inventus Management Change

Separately, the Company announced that Trevor Campion, CEO of its Inventus subsidiary, is leaving the Company effective August 1. Paul Mankoo has been promoted to CEO. Mankoo, who is currently President of Inventus, joined the Company as part of its acquisition of Unified in March 2015. Prior to becoming President, Paul headed Inventus's sales effort, so he is the ideal candidate to further the cross-selling program in place, along with managing day-to-day operations.

“We appreciate all of Trevor’s efforts during the integration of Inventus into RPX, and we wish him the best in his future endeavors,” said Marty Roberts. “I have worked closely with Paul since he was named President in February and I am delighted to partner with him as we continue to explore ways to leverage the strength of the RPX and Inventus combination, identifying ways to bring new cost efficiency to corporations.”

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the third quarter of fiscal 2017:

Subscription and Discovery revenue[1]	$79 - $82 million
Fee-related revenue	$2 million
Total revenue	$81 - $84 million
Operating income (non-GAAP)	$12 - $14 million
Net income (non-GAAP)	$7 - $9 million
Consolidated adjusted EBITDA (non-GAAP)	$53 - $55 million
Effective tax rate (non-GAAP)	35%
Weighted-average diluted shares outstanding	50 million

The Company provided the following updated business outlook for the full year 2017:

Subscription revenue[1]	$243 - $250 million
Discovery revenue	$71 - $79 million
Fee-related revenue	$5 - $10 million
Total revenue	$319 - $339 million
Cost of revenue (non-GAAP)	$201 - $204 million
SG&A (non-GAAP)	$68 - $71 million
Operating income (non-GAAP)	$50 - $59 million
Net income (non-GAAP)	$32 - $38 million

Patent risk management adjusted EBITDA (non-GAAP)	$193 - $202 million
Discovery services adjusted EBITDA (non-GAAP)	$19 - $23 million
Total adjusted EBITDA (non-GAAP)	$212 - $225 million
Net patent spend	$110 - $115 million
Consolidated adjusted EBITDA less net patent spend (non-GAAP)	$97 - $115 million

Effective tax rate (non-GAAP)	35%
Weighted-average diluted shares outstanding	50 million

The Company provided the following updated supplemental information regarding amortization expense for the full year 2017:

Amortization of patent assets acquired through December 31, 2016	$127 million
Amortization of patent assets to be acquired during fiscal 2017	$32 - $34 million
Total amortization of patent assets	$159 - $161 million

Amortization of acquired intangible assets[2]	$8 - $9 million
 ————————

[1]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to the Company's insurance business.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

The above outlook is forward-looking. Actual results may differ materially. The Company is not able, at this time, to provide a forward-looking reconciliation to GAAP outlook for the non-GAAP financial metric outlook it has provided above for the third quarter and full year 2017 because of the difficulty of estimating certain items that are excluded from the non-GAAP financial metrics, including those items listed in "Use of Non-GAAP Financial Information" below, the effect of which may be significant. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on August 1, 2017. Parties in the United States and Canada can access the call by dialing 1-866-564-2842, using conference code 8515327. International parties can access the call by dialing 1-323-794-2130, using conference code 8515327.

The conference call will be webcast and investors will be able to access the webcast and slide presentation from the "Investor Relations" section of the company's website at www.rpxcorp.com. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About RPX

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk management and discovery management solutions. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company's pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

As of June 30, 2017, RPX had invested over $2 billion to acquire more than 18,000 US and international patent assets and rights on behalf of over 320 clients in eight key sectors: automotive, consumer electronics and PCs, E-commerce and software, financial services, media content and distribution, mobile communications and devices, networking, and semiconductors.

RPX subsidiary Inventus is a leading international discovery management provider focused on reducing the costs and risks associated with the discovery process through the effective use of technology solutions. Inventus has been providing litigation support services to corporate legal departments, law firms and government agencies since 1991.

Use of Non-GAAP Financial Information

This news release dated August 1, 2017 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the historical non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP operating income, non-GAAP interest and other income (expense), net, non-GAAP net income, non-GAAP adjusted EBITDA, non-GAAP net income per share, and non-GAAP adjusted EBITDA less net patent spend.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from some or all of its non-GAAP operating results (1) stock-based compensation expenses (inclusive of related employer payroll taxes), (2) the amortization of acquired intangible assets (other than patents), (3) fair value adjustments on deferred payment obligations, (4) gains on extinguishment of deferred payment obligations, (5) other-than-temporary impairment on short-term investments, (6) realized losses on exchange of short-term investments, and (7) their related tax effects.

Management uses these non-GAAP measures to evaluate the Company’s financial results and trends, allocate internal resources, prepare and approve our annual budget, develop short- and long-term operating plans, assess the health of our business and determine company-wide incentive compensation. Management believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing the Company’s financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance.

There are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are adjusted to calculate our non-GAAP financial measures. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our public disclosures.

The presentation of additional information should not be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include the statements by management, statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s new initiatives, the Company's ability to integrate and manage the acquisition of Inventus Solutions, Inc., and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Jen Costa
Market Street Partners	RPX Corporation
+1 415-445-3233	+1 415-852-3180
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$80,434	$83,109	$162,946	$162,844
Cost of revenue	51,142	49,070	102,440	96,736
Selling, general and administrative expenses	23,124	25,904	44,245	52,799
Operating income	6,168	8,135	16,261	13,309
Interest and other income (expense), net:
Interest income	257	102	422	186
Interest expense	(949)	(883)	(1,857)	(1,233)
Other income (expense), net	1,119	(768)	1,329	1,303
Total interest and other income (expense), net	427	(1,549)	(106)	256
Income before provision for income taxes	6,595	6,586	16,155	13,565
Provision for income taxes	2,403	2,436	5,970	5,178
Net income	$4,192	$4,150	$10,185	$8,387

Net income per share:
Basic	$0.09	$0.08	$0.21	$0.16
Diluted	$0.08	$0.08	$0.20	$0.16
Weighted-average shares used in computing net income per share:
Basic	49,142	51,034	48,910	51,548
Diluted	50,107	51,557	49,690	52,089

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$189,270	$100,111
Short-term investments	55,271	90,877
Restricted cash	1,102	500
Accounts receivable, net	38,567	64,395
Prepaid expenses and other current assets	13,935	4,524
Total current assets	298,145	260,407
Patent assets, net	175,009	212,999
Property and equipment, net	6,294	6,948
Intangible assets, net	52,518	56,050
Goodwill	156,337	151,322
Restricted cash, less current portion	965	965
Deferred tax assets	34,042	38,261
Other assets	10,326	8,337
Total assets	$733,636	$735,289

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,468	$3,197
Accrued liabilities	13,905	16,798
Deferred revenue	108,334	118,856
Current portion of long-term debt	7,724	6,474
Other current liabilities	1,008	1,484
Total current liabilities	133,439	146,809
Deferred revenue, less current portion	6,227	11,552
Deferred tax liabilities	3,830	4,023
Long-term debt, less current portion	83,935	88,110
Other liabilities	10,486	10,514
Total liabilities	237,917	261,008
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	371,566	360,462
Retained earnings	134,730	130,249
Accumulated other comprehensive loss	(10,582)	(16,435)
Total stockholders’ equity	495,719	474,281
Total liabilities and stockholders’ equity	$733,636	$735,289

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2017	2016
Operating activities
Net income	$10,185	$8,387
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	85,855	85,585
Stock-based compensation	7,077	9,828
Excess tax benefit from stock-based compensation	—	(33)
Amortization of premium on investments	890	972
Deferred income taxes	4,299	198
Unrealized foreign currency (gain) loss	(1,047)	1,213
Fair value adjustment on deferred payment obligations	—	(1,920)
Gain on extinguishment of deferred payment obligation	—	(463)
Realized loss on exchange of short-term investments	—	290
Other	43	169
Changes in assets and liabilities, net of business acquired:
Accounts receivable	26,761	(15,207)
Prepaid expenses and other assets	(11,342)	(1,281)
Accounts payable	(961)	211
Accrued and other liabilities	(3,015)	(6,097)
Deferred revenue	(15,847)	7,379
Net cash provided by operating activities	102,898	89,231
Investing activities
Purchases of investments	(25,071)	(31,150)
Maturities of investments	59,820	42,393
Sales of investments	—	145,925
Business acquisition, net of cash acquired	—	(228,453)
Decrease (Increase) in restricted cash	(602)	225
Purchases of property and equipment	(730)	(2,087)
Acquisitions of patent assets	(41,918)	(36,546)
Net cash used in investing activities	(8,501)	(109,693)
Financing activities
Proceeds from issuance of term debt	—	100,000
Payments of debt issuance costs	—	(2,003)
Repayment of principal on term debt	(3,125)	(1,250)
Proceeds from exercise of stock options	5,894	247
Taxes paid related to net-share settlements of restricted stock units	(3,291)	(2,048)
Excess tax benefit from stock-based compensation	—	33
Payments of capital leases	(209)	(236)
Repurchase of common stock	(4,783)	(39,072)
Net cash provided by (used in) financing activities	(5,514)	55,671
Foreign-currency effect on cash and cash equivalents	276	(152)
Net increase in cash and cash equivalents	89,159	35,057
Cash and cash equivalents at beginning of period	100,111	94,983
Cash and cash equivalents at end of period	$189,270	$130,040

RPX Corporation
Reconciliation of GAAP to Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net income	$4,192	$4,150	$10,185	$8,387
Stock-based compensation[1]	4,479	4,976	7,354	9,998
Amortization of acquired intangible assets[2]	2,326	2,585	4,674	4,752
Fair value adjustment on deferred payment obligations[3]	—	—	—	(1,920)
Gain on extinguishment of deferred payment obligations[3]	—	(463)	—	(463)
Realized loss on exchange of short-term investments[3]	—	188	—	188
Income tax adjustments[4]	(1,764)	(2,383)	(3,403)	(4,095)
Non-GAAP net income	$9,233	$9,053	$18,810	$16,847

Non-GAAP net income per share:
Basic	$0.19	$0.18	$0.38	$0.33
Diluted	$0.18	$0.18	$0.38	$0.32
Weighted-average shares used in computing non-GAAP net income per share:
Basic	49,142	51,034	48,910	51,548
Diluted	50,107	51,557	49,690	52,089

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Cost of revenue	$51,142	$49,070	$102,440	$96,736
Stock-based compensation[1]	(126)	—	(221)	—
Amortization of acquired intangible assets[2]	(531)	(586)	(1,056)	(1,044)
Non-GAAP cost of revenue	$50,485	$48,484	$101,163	$95,692

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Selling, general and administrative expenses	$23,124	$25,904	$44,245	$52,799
Stock-based compensation[1]	(4,353)	(4,976)	(7,133)	(9,998)
Amortization of acquired intangible assets[2]	(1,795)	(1,999)	(3,618)	(3,708)
Non-GAAP selling, general and administrative expenses	$16,976	$18,929	$33,494	$39,093

RPX Corporation
Reconciliation of GAAP to Non-GAAP Interest and Other Income (Expense), Net
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Interest and other income (expense), net	$427	$(1,549)	$(106)	$256
Fair value adjustment on deferred payment obligation[3]	—	—	—	(1,920)
Gain on extinguishment of deferred payment obligations[3]	—	(463)	—	(463)
Realized loss on exchange of short-term investments[3]	—	188	—	188
Non-GAAP interest and other income (expense), net	$427	$(1,824)	$(106)	$(1,939)

RPX Corporation
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Less Net Patent Spend
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net income	$4,192	$4,150	$10,185	$8,387
Provision for income taxes	2,403	2,436	5,970	5,178
Interest and other (income) expense, net	(427)	1,549	106	(256)
Stock-based compensation[1]	4,479	4,976	7,354	9,998
Depreciation and amortization	42,926	41,030	85,855	85,585
Non-GAAP adjusted EBITDA[5]	53,573	54,141	109,470	108,892
Net patent spend	(10,455)	(20,885)	(41,585)	(37,134)
Non-GAAP adjusted EBITDA less net patent spend	$43,118	$33,256	$67,885	$71,758

RPX Corporation
Additional Metrics
(in thousands, except client data)
(unaudited)

	Three Months Ended June 30,
Operating Metrics	2017	2016
Gross patent spend	$10,455	$21,115
Net patent spend	$10,455	$20,885

	As of and for the Three Months Ended June 30,
Financial Metrics	2017	2016
Subscription revenue[6]	$61,583	$63,219
Discovery revenue	18,819	19,258
Fee-related revenue	32	632
Total revenue	$80,434	$83,109
Cash, cash equivalents and short-term investments	$244,541	$199,091
Deferred revenue, current and non-current	$114,561	$123,133

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]	RPX excludes fair value adjustments and gains on extinguishment related to its deferred payment obligations and realized losses on exchanges of short-term investments from its non-GAAP financial measures.

[4]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

[5]	RPX calculates non-GAAP adjusted EBITDA as GAAP earnings before other income or expenses, net, provision for income taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

[6]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.